Exhibit 99.1

AMERICA’S EMERGENCY NETWORK, LLC
(A Development Stage Company)

Financial Statements

For the Period from May 2, 2007 (Date of Inception)
Through December 31, 2007

And

Independent Auditors' Report

AMERICA’S EMERGENCY NETWORK, LLC
(A Development Stage Company)
TABLE OF CONTENTS

INDEPENDENT AUDITORS’ REPORT	1

FINANCIAL STATEMENTS

Balance Sheet	2

Statement of Operations and Members’ Deficiency	3

Statement of Cash Flows	4

Notes to Financial Statements	5-7

INDEPENDENT AUDITORS’ REPORT

To the Members of
America’s Emergency Network, LLC
Miami, Florida

We have audited the accompanying balance sheet of America’s Emergency Network, LLC (a development stage company) as of December 31, 2007, and the related statements of operations and members’ deficiency, and cash flows for the period May 2, 2007 (date of inception) through December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of America’s Emergency Network, LLC (a development stage company) as of December 31, 2007, and the results of its operations and its cash flows for the period May 2, 2007 (date of inception) through December 31, 2007, in conformity with accounting principles generally accepted in the United State of America.

Fiske & Company
Plantation, Florida
July 29, 2008

AMERICA’S EMERGENCY NETWORK, LLC
(A Development Stage Company)

BALANCE SHEET
DECEMBER 31, 2007

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$46,941
Investments	50,000
Prepaid expenses	34,336

Total current assets	131,277

PROPERTY AND EQUIPMENT- Net	59,694

OTHER ASSETS
Trademark	10,650
Deposits	2,250
Total other assets	12,900

TOTAL ASSETS	$203,871

LIABILITIES AND MEMBERS’ DEFICIENCY

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$62,467
Due to member	95,925
Note payable	204,337

Total current liabilities	362,729

MEMBERS’ DEFICIENCY
Deficit accumulated during the development stage	(158,858)

TOTAL LIABLITIES AND MEMBERS’ DEFICIENCY	$203,871

See notes to financial statements

AMERICA’S EMERGENCY NETWORK, LLC
(A Development Stage Company)

STATEMENTS OF OPERATIONS AND MEMBERS’ DEFICIENCY
FOR THE PERIOD MAY 2, 2007 (DATE OF INCEPTION)
THROUGH DECEMBER 31, 2007

REVENUE	$-

OPERATING EXPENSES
Professional fees and compensation	103,905
General and administrative	35,674
Amortization	14,924

Total operating expenses	154,503

LOSS FROM OPERATIONS	(154,503)

OTHER INCOME (EXPENSE)
Interest income	1,778
Interest expense	(6,133)

Total other income (expense)	(4,355)

NET LOSS	(158,858)

MEMBERS’ CONTRIBUTIONS	-

MEMBERS’ DEFICIENCY END OF YEAR	$(158,858)

See notes to financial statements

AMERICA’S EMERGENCY NETWORK, LLC
(A Development Stage Company)

STATEMENTS OF CASH FLOWS
FOR THE PERIOD MAY 2, 2007 (DATE OF INCEPTION)
THROUGH DECEMBER 31, 2007

OPERATING ACTIVITIES
Net loss	$(158,858)
Adjustments to reconcile net loss
to cash used in operating activities:
Amortization	14,924
Expenses paid by member	95,925
Changes in operating assets and liabilities:
Trademark	(10,650)
Prepaid Expenses	(34,337)
Deposit	(2,250)
Accounts payable and accrued liabilities	62,467
Net cash used in operating activities	(32,779)

INVESTING ACTIVITIES
Purchase of property and equipment	(74,617)
Investment in corporate bonds	(50,000)

Net cash used in investing activities	(124,617)

FINANCING ACTIVITIES
Issuance of note payable	204,337

Net cash provided by financing activities	204,337

NET INCREASE IN CASH AND CASH EQUIVALENTS	46,941

CASH AND CASH EQUIVALENTS, Beginning of period	-

CASH AND CASH EQUIVALENTS, End of period	$46,941

SUPPLEMENTAL CASH FLOW INFORMATION

NONCASH FINANCING ACTIVITIES
Payment of operating expenses by member	$95,925

See notes to financial statements

AMERICA’S EMERGENCY NETWORK, LLC
(A Development Stage Company)

 NOTES TO FINANCIAL STATEMENTS

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General- America's Emergency Network, LLC (the Company) is a Florida Limited Liability Company and was formed on May 2, 2007 to provide links to Emergency Operations Centers (EOC's) in cities, towns, counties, school boards, and other government entities within the general public, media outlets, first responders, and other government agencies. The Company uses a satellite-based system to send video feeds of news briefings by emergency officials and critical text bulletins issued at any EOC in any location to all users instantly. The satellite-based system is designed to operate before and after disasters, even when telephone, cell phone, and terrestrial internet systems have failed. The Company has been in the development stage since its formation.

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimates.

Cash and cash equivalents- The Company considers all highly liquid investments with an original term of three months or less to be cash equivalents. The Company maintains its cash balances with a brokerage firm which is not insured by the Federal Deposit Insurance Corporation. At December 31, 2007, the Company’s uninsured cash balances total $46,941.

Impairment of Long Lived Assets- In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," The Company periodically reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. As of December 31, 2007 the Company incurred legal fees of $10,650 related to acquiring and registering a tradename. No impairment of intangible assets was recorded at December 31, 2007.

Property and Equipment- Property and equipment consisting of website development is stated at cost, less accumulated amortization. Amortization is computed using the straight-line method over the estimated useful life of the related asset of 5 years.

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition- In accordance with Staff Accounting Bulletin (“SAB”) No. 101, “Revenue Recognition in Financial Statements”, as amended by SAB No. 104, “Revenue Recognition”, and related interpretations, product revenues are recognized upon shipment of the product to the customer and service revenues are recognized when the services have been rendered and are billable.

Investments- Marketable debt securities classified as “available for sale” are carried in the financial statements at cost, which approximates fair value. As of December 31, 2007 the Company held two short term corporate bonds with par values of $25,000 each. There were no unrealized gains or losses attributable to the investments.

Fair Value of Financial Instruments- The Company's financial instruments consist primarily of cash, accounts payable and accrued expenses, and debt. The carrying amounts of such financial instruments approximate their respective estimated fair value due to the short-term maturities and approximate market interest rates of these instruments. The estimated fair value is not necessarily indicative of the amounts the Company would realize in a current market exchange or from future earnings or cash flows.

Tax Status—  The Company is a Florida Limited Liability Company. In lieu of corporation income taxes, the members of a limited liability company are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for federal or state income taxes has been included in these financial statements.

2.	PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31, 2007:

Website development	$74,618
Less accumulated amortization	(14,924)

Property and equipment --net	$59,694

3.	NOTE PAYABLE

On September 11, 2007 the Company entered into a short term promissory note agreement. The note is due the earliest of September 25, 2008 or when the Company enters into its Phase I equity investment with Brampton Crest International, Inc. of at least $1,000,000. The loan carries an annual interest rate of 12% and is to be used for operating expenses excluding officer salaries, distributions and legal fees in excess of $20,000. The loan is collateralized by all company assets.

As per Note 6, the Company and Brampton Crest International, Inc. have agreed to a merger effective March 19, 2008. As part of the merger with Brampton Crest International, Inc., the loan becomes an intercompany transaction and will be repaid through the operations of the business.

4.	DUE TO MEMBER

During the development stage a member paid various operating expenses amounting to $95,925 which have been classified as a short term obligation. The balance does not bear interest and will be due upon mutual agreement between the Company and its members.

5.	COMMITMENTS

The Company entered into a one year operating lease agreement to rent office space beginning on January 1, 2008. Future minimum lease payments related to the lease are $32,262. The Company did not incur rent expense during the period May 2, 2007 through December 31, 2007.

In connection with the merger described in Note 6, there were employment agreements initiated between two key executives of the Company to perform certain monthly services from January 1 through August 31, 2008, of which the compensation is payable monthly. The total amount of compensation related to the two employment agreements is $96,000.

6.	SUBSEQUENT EVENT

On March 19, 2008, the Company, entered into a Plan of Merger with a publicly traded corporation, Brampton Crest International, Inc., whereby America’s Emergency Network, LLC was merged into a subsidiary corporation of its parent corporation, Brampton Crest International, Inc., and subsequently emerged as America’s Emergency Network, Inc. The new corporation, America’s Emergency Network, Inc., will continue as a wholly owned subsidiary corporation of the existing parent corporation. Pursuant to the terms and conditions of the Merger Agreement, the members of America’s Emergency Network, LLC received an aggregate of 100,000,000 shares of Brampton Crest International, Inc. common stock in exchange for their interests in America’s Emergency Network, LLC.